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                                                                    Exhibit 25

             ------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM T-1

             STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT

              OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

          Check if an application to determine eligibility of a Trustee
                        pursuant to Section 305(b)(2) |X|

                                    --------

                     MANUFACTURERS AND TRADERS TRUST COMPANY
               (Exact name of trustee as specified in its charter)

                NEW YORK                                   16-0538020
     (Jurisdiction of incorporation                     (I.R.S. employer
 or organization if not a national bank)               identification No.)

              One M&T Plaza
            Buffalo, New York                              14240-2399
(Address of principal executive offices)                   (Zip Code)

                                    --------

                         CARLISLE COMPANIES INCORPORATED
               (Exact name of obligor as specified in its charter)

                DELAWARE                                   31-1168055
     (State or other jurisdiction of                    (I.R.S. employer
     incorporation or organization)                    identification No.)

    13295 Ballantyne Corporate Place
                Suite 400
        Charlotte, North Carolina                             28227
(Address of principal executive offices)                   (Zip Code)


                                    --------

                                 DEBT SECURITIES

                         (Title of indenture securities)

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ITEM 1.  GENERAL INFORMATION

         Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

                           Superintendent of Banks of the State of New York, 2 Rector Street, New York, New York 10006 and Corning Tower, Albany, New York 12203.

                           Federal Reserve Bank of New York, 33 Liberty Street, New York, New York 10045.

                           Federal Deposit Insurance Corporation, 550 17th Street N.W., Washington, D.C. 20429.

         (b) Whether it is authorized to exercise corporate trust powers.

                           Yes.

ITEM 2. AFFILIATIONS WITH OBLIGOR

         If the obligor is an affiliate of the trustee, describe each such affiliation.

                           None.

         [Items 3 through 15 omitted pursuant to General Instruction B to Form T-1]

ITEM 16. LIST OF EXHIBITS

Exhibit 1. Organization Certificate of the Trustee as now in effect (incorporated herein by reference to Exhibit 1, Form T-1, filed as Exhibit 25.1 to Registration Statement No. 333-75673).

Exhibit 2. Certificate of Authority of the Trustee to commence business (incorporated herein by reference to Exhibit 2, Form T-1, filed as Exhibit 25.1 Registration Statement No. 333-75673).

Exhibit 3. Authorization of the Trustee to exercise corporate trust powers (incorporated herein by reference to Exhibit 3, Form T-1, filed as Exhibit 25.1 Registration Statement No. 333-75673).


                                        2
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Exhibit 4.        Existing By-Laws of the Trustee (incorporated herein by
                  reference to Exhibit 3, Form T-1, filed as Exhibit 25.1 to Registration Statement No. 333-66702).

Exhibit 5.        Not Applicable.

Exhibit 6. Consent of the Trustee (incorporated herein by reference to Exhibit 6, Form T- 1, filed as Exhibit 25.1 Registration Statement No. 333-75673).

Exhibit 7.        Report of Condition of the Trustee.*

Exhibit 8.        Not Applicable.

Exhibit 9.        Not Applicable.


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* Filed Herewith

                                    SIGNATURE

              Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Manufacturers and Traders Trust Company, a trust company organized and existing under the laws of the State of New York, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Buffalo, and State of New York, on the 3rd day of October, 2001.

                                      MANUFACTURERS AND TRADERS TRUST COMPANY


                                      By: /s/ RUSSELL T. WHITLEY
                                          --------------------------------------
                                          Russell T. Whitley
                                          Assistant Vice President


                                        3
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                                    EXHIBIT 7
                       REPORT OF CONDITION OF THE TRUSTEE


                     MANUFACTURERS AND TRADERS TRUST COMPANY
                                ONE M AND T PLAZA
                                BUFFALO, NY 14203

                 FDIC Certificate #: 588 BANK CHARTER CLASS: SM


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DEFINITION                     DOLLAR FIGURES IN THOUSANDS                  MANUFACTURERS AND                MANUFACTURERS AND
                                                                          TRADERS TRUST COMPANY            TRADERS TRUST COMPANY
                                                                               BUFFALO, NY                      BUFFALO, NY
                                                                              JUNE 30, 2001                    JUNE 30 2000
--------------------------------------------------------------------------------------------------------------------------------
              ASSETS AND LIABILITIES                                          (YEAR TO DATE)                  (YEAR-TO-DATE)
--------------------------------------------------------------------------------------------------------------------------------
1            Total Employees (full-time Equivalent)                                 8,731                            6,087
--------------------------------------------------------------------------------------------------------------------------------
2            TOTAL ASSETS                                                      30,432,159                       20,889,191
--------------------------------------------------------------------------------------------------------------------------------
3               Cash and due from depository institutions                         717,459                          547,044
--------------------------------------------------------------------------------------------------------------------------------
4                  Interest-bearing balances                                        3,748                            1,632
--------------------------------------------------------------------------------------------------------------------------------
5               Securities                                                      2,953,213                        2,740,267
--------------------------------------------------------------------------------------------------------------------------------
6               Federal funds sold & reverse repurchase                           193,080                           63,811
                   agreements
--------------------------------------------------------------------------------------------------------------------------------
7                  Net loans & leases                                          23,648,320                       15,925,751
--------------------------------------------------------------------------------------------------------------------------------
8               Loan loss allowance                                               404,017                          315,516
--------------------------------------------------------------------------------------------------------------------------------
9               Trading account assets                                             27,916                           26,690
--------------------------------------------------------------------------------------------------------------------------------
10              Bank premises and fixed assets                                    268,212                          161,288
--------------------------------------------------------------------------------------------------------------------------------
11              Other real estate owned                                             9,091                            6,057
--------------------------------------------------------------------------------------------------------------------------------
12              Goodwill and other intangibles                                  1,451,052                          705,890
--------------------------------------------------------------------------------------------------------------------------------
13              All other assets                                                1,163,816                          712,393
--------------------------------------------------------------------------------------------------------------------------------
14           Total liabilities and capital                                     30,432,159                       20,889,191
--------------------------------------------------------------------------------------------------------------------------------
15           TOTAL LIABILITIES                                                 27,180,357                       18,778,281
--------------------------------------------------------------------------------------------------------------------------------
16                Total deposits                                               19,491,031                       14,401,462
--------------------------------------------------------------------------------------------------------------------------------
17                   Interest-bearing deposits                                 16,078,116                       11,846,742
--------------------------------------------------------------------------------------------------------------------------------
18                   Deposits held in domestic offices                         19,161,599                       14,151,169
--------------------------------------------------------------------------------------------------------------------------------
19                      % insured (estimated)                                          79                               74
--------------------------------------------------------------------------------------------------------------------------------
20                 Federal funds purchased & repurchase                         3,104,569                        2,074,843
                        agreements
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21                 Trading liabilities                                             21,938                           21,667
--------------------------------------------------------------------------------------------------------------------------------
22                 Other borrowed funds                                         3,486,676                        1,866,682
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
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DEFINITION                     DOLLAR FIGURES IN THOUSANDS                  MANUFACTURERS AND                MANUFACTURERS AND
                                                                          TRADERS TRUST COMPANY            TRADERS TRUST COMPANY
                                                                               BUFFALO, NY                      BUFFALO, NY
                                                                              JUNE 30, 2001                    JUNE 30 2000
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              ASSETS AND LIABILITIES                                          (YEAR TO DATE)                  (YEAR-TO-DATE)
--------------------------------------------------------------------------------------------------------------------------------
23                  Subordinated debt                                             674,054                          175,000
--------------------------------------------------------------------------------------------------------------------------------
24                 All other liabilities                                          402,089                          238,627
--------------------------------------------------------------------------------------------------------------------------------
25               Equity capital                                                 3,251,802                        2,110,910
--------------------------------------------------------------------------------------------------------------------------------
26                  Perpetual preferred stock                                           0                                0
--------------------------------------------------------------------------------------------------------------------------------
27                  Common stock                                                  120,635                          120,635
--------------------------------------------------------------------------------------------------------------------------------
28                  Surplus                                                     1,811,566                          943,892
--------------------------------------------------------------------------------------------------------------------------------
29                  Undivided profits                                           1,319,601                        1,046,383
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             MEMORANDA:
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30           Noncurrent loans and leases                                          289,790                           79,865
--------------------------------------------------------------------------------------------------------------------------------
31           Income earned-not collected on loans                                 171,299                          104,507
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32           Earning assets                                                    26,804,681                       18,736,153
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33           Long-term assets (5+ years)                                        4,894,662                        4,333,194
--------------------------------------------------------------------------------------------------------------------------------
34              Average Assets, year-to-date                                   30,009,211                       21,462,598
--------------------------------------------------------------------------------------------------------------------------------
35              Average Assets, quarterly                                      30,235,225                       21,382,148
--------------------------------------------------------------------------------------------------------------------------------
36           Volatile liabilities                                               6,817,532                        5,220,564
--------------------------------------------------------------------------------------------------------------------------------
37           Insider loans                                                        310,356                          251,016
--------------------------------------------------------------------------------------------------------------------------------
38           FHLB advances                                                      3,361,596                              N/A
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39           Loans and leases held for sale                                       871,298                          256,771
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40           Unused loan commitments                                            5,458,837                        3,957,627
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41           Total unused commitments                                           5,458,837                        3,957,627
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42           Restructured Loans and leases                                            357                              377
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43           Quarterly mutual fund sales                                                0                          155,721
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44           Total assets in foreign offices                                            0                                0
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45           Total liabilities in foreign offices                                 329,505                          250,457
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46           Derivatives                                                        2,712,601                        3,049,931
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